                                                                   EXHIBIT 10.32

                                                                  INVOICE 222532


                                       Invoice Date:     12/31/99         Page 1
                                           Due Date:     02/29/00

Bill To: 00014084                      Ship To:  00014085
FASTNET Corporation                    FASTNET Corporation
Two Courtney Place                     Two Courtney Place
Suite 130                              Suite 130
3864 Courtney Street                   3864 Courtney Street
Bethlehem, PA  18017                   Bethlehem, PA  18017

-------------------------------------------------------------------------------------------------------------
              P.O. Number                  Credit Terms                               Sales Order
              53DVA-3206                   Net 60 days                                117135
-------------------------------------------------------------------------------------------------------------
                  Resale                                Salesperson(s)
-------------------------------------------------------------------------------------------------------------
                  Ship Via                     SCO Shipper No.                            FOB Point
                                                  000016401                                 Factory
-------------------------------------------------------------------------------------------------------------

Remarks:
Comments:

----------------------------------------------------------------------------------------------------------------------------
ITEM NUMBER                     SHIPPED         LIST PRICE      DISC %               NET PRICE       EXTENDED PRICE

----------------------------------------------------------------------------------------------------------------------------
LA330-1000W-1.4                 2.0             50000.0         35%                  32500.0         65,000.00
TTA 1000U LICENSE
WLIC
----------------------------------------------------------------------------------------------------------------------------
LA330-0100W-1.4                 1.0             8500.0          35%                  5525.0          5,525.00
TTA 100U LICENSE
WLIC
----------------------------------------------------------------------------------------------------------------------------
LA332-1000W-1.4                 1.0             150000.0        35%                  97500.0         97,500.00
TTA 1000 UNIX CONNECT
----------------------------------------------------------------------------------------------------------------------------
LA332-0100W-1.4                 2.0             24500.00        35%                  15925.00        31,850.00
TTA 100U UNIX CONNECT
----------------------------------------------------------------------------------------------------------------------------
LA333-1000W1-4                  1.0             47500.0         35%                  30875.0         30,875.00
TTA 1000U 3270 CONNECT WLIC
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
REMIT TO:  Santa Cruz Operation                           Line Total:                230,750.00
           P.O. Box 49173
           San Jose, CA 95161-9713                           Freight:                      7.20
           UNITED STATES                             Handling Charge:                      0.00

           TAX I.D. No. 94-2549086                         Total Tax:                 13,845.43
----------------------------------------------------------------------------------------------------------------------------
                                                           USD TOTAL:                244,602.63
----------------------------------------------------------------------------------------------------------------------------

                                                                  INVOICE 222532

                                       Invoice Date:     12/31/99         Page 1
                                           Due Date:     02/29/00

Bill To: 00014084                      Ship To:  00014085
FASTNET Corporation                    FASTNET Corporation
Two Courtney Place                     Two Courtney Place
Suite 130                              Suite 130
3864 Courtney Street                   3864 Courtney Street
Bethlehem, PA  18017                   Bethlehem, PA  18017

-------------------------------------------------------------------------------------------------------------
         P.O. Number                  Credit Terms                               Sales Order
         53DVA-3206                   Net 60 days                                117135
-------------------------------------------------------------------------------------------------------------
                  Resale                                Salesperson(s)
-------------------------------------------------------------------------------------------------------------
                  Ship Via                     SCO Shipper No.                            FOB Point
                                                  000016401                                 Factory
-------------------------------------------------------------------------------------------------------------

Remarks:
Comments:

----------------------------------------------------------------------------------------------------------------------------
ITEM NUMBER                     SHIPPED         LIST PRICE      DISC %               NET PRICE       EXTENDED PRICE

----------------------------------------------------------------------------------------------------------------------------
LA330-1000W-1.4                 2.0             50000.0         35%                  32500.0         65,000.00
TTA 1000U LICENSE
WLIC
----------------------------------------------------------------------------------------------------------------------------
LA330-0100W-1.4                 1.0             8500.0          35%                  5525.0          5,525.00
TTA 100U LICENSE
WLIC
----------------------------------------------------------------------------------------------------------------------------
LA332-1000W-1.4                 1.0             150000.0        35%                  97500.0         97,500.00
TTA 1000 UNIX CONNECT
----------------------------------------------------------------------------------------------------------------------------
LA332-0100W-1.4                 2.0             24500.00        35%                  15925.00        31,850.00
TTA 100U UNIX CONNECT
----------------------------------------------------------------------------------------------------------------------------
LA333-1000W1-4                  1.0             47500.0         35%                  30875.0         30,875.00
TTA 1000U 3270 CONNECT WLIC
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
REMIT TO:         Santa Cruz Operation                         Line Total:                  230,750.00
                  P.O. Box 49173
                  San Jose, CA 95161-9713                         Freight:                        7.20
                  UNITED STATES                           Handling Charge:                        0.00

                  TAX I.D. No. 94-2549086                       Total Tax:                   13,845.43
----------------------------------------------------------------------------------------------------------------------------
                                                                USD TOTAL:                  244,602.63
----------------------------------------------------------------------------------------------------------------------------

                      CORPORATE SOFTWARE LICENSE AGREEMENT



                                     Between



                        THE SANTA CRUZ CORPORATION, INC.



                                       and

                               FASTNET CORPORATION

                                (Contract #1V701)

                      CORPORATE SOFTWARE LICENSE AGREEMENT


This Agreement is made and entered into on the date last signed by and between The Santa Cruz Operation, Inc., (hereinafter "SCO") a company incorporated under the laws of the State of California, with its place of business at 400 Encinal Street, Santa Cruz, California, and FASTNET Corporation (hereinafter "Company"), a corporation of Pennsylvania which its place of business at 3864 Courtney Street, Suite 130, Two Courtney Place, Bethlehem, PA 18017.

                                    RECITALS

WHEREAS, SCO is a licensor, manufacturer and distributor of SCO software and related products and materials ("Licensed Product"); and

WHEREAS, SCO wishes to grant limited rights to reproduce and use SCO software programs, which rights Company wishes to accept.

NOW, THEREFORE, in consideration of the mutual promises made herein it is agreed as follows:

1.0  Grant of Right

         SCO grants Company a non-transferable and non-exclusive license to use the Licensed Product provided to Company under this Agreement and to utilize any SCO Serial Number and Activation Key (SNAK) or Certificate Of License ("COLA") made available to Company to install such Licensed Product on Company's systems worldwide, subject to the terms of this Agreement. Any use of the SNAK and/or COLA shall be in accordance with the terms and conditions set forth herein. The terms and conditions of this Corporate Software License Agreement ("CLSA") take precedence over any conflicting terms and conditions in the SCO license agreement supplied in packaged versions of Licensed Product acquired by Company.

2.0  Licensed Product

         Company may procure from SCO any Licensed Product on SCO's then current US price list. SCO may also make available other products or licenses as agreed from time to time.

3.0  Serial Number and Activation Key Installation Requirement

     3.1 Company shall have the right to reproduce the Licensed Product as expressly set forth herein. The Licensed Product may not be credited or revised in any way, nor may it be translated or localized in any way without the prior written consent of SCO. All copies of the Licensed Product reproduced by Company shall include the copyright notice of SCO and/or its suppliers and all other applicable proprietary marketings. Except as expressly set forth herein, Company shall have no right, title, or interest in the Licensed Product, which shall at all times remain the property of SCO and/or its suppliers.

     3.2 Company shall serialize Licensed Product in accordance with SCO's instructions.

     3.3 Company may copy reference manuals and related materials, as required for Company's internal use.

4.0  Record Keeping And Audit

     4.1 Company shall keep full, clear and accurate records with respect to Licensed Product. Such records shall contain all information necessary to determine exactly all royalties and other sums due hereunder. Company shall provide to SCO, upon request by SCO, reports with such records including the number of copies of Licensed Product made by Company.

     4.2 SCO may cause an audit to be made at its expense (except as provided herein) of the applicable records in order to verify statements rendered hereunder, and prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such audit. Any audit shall be conducted during regular business hours at Company's offices in such a manner as not to interfere with Company's normal business activities. In the event that an audit discloses an underpayment by Company to SCO of the greater five percent (5%) or the equivalent of Five Thousand United States Dollars ($5,000), then Company agrees to bear the cost of the audit.

     4.3 Upon written request, SCO hereby agrees to make available to Company, in the event that SCO makes any claim with respect to such audit, its records and reports pertaining to the audit and any such records and reports prepared for SCO by third parties.

5.0  Price and Payment

     5.1 Company's license fees and/or discounts shall be negotiated on a per order basis and shall be based from SCO's then current U.S. price list. SCO shall have the right to increase any list price on thirty
          (30) days prior written notice.

     5.2 Regarding Licensed Product, company shall order such product from SCO by written purchase order submitted to, and subject to acceptance by, SCO's Santa Cruz, California facilities. Such purchase order shall denote such negotiated price and/or discount for Licensed Product and shall reference and bind Company to the terms and conditions of this Corporate Software License Agreement.

     5.3 Company shall pay SCO the applicable license fees, freight, insurance, and any required sales taxes.

     5.4 Payments for Licensed Product shall be due and payable sixty (60) days from date of invoice. SCO may charge Company interest at the rate of 1 1/2 percent per month, or such maximum rate as may be permitted by law, whichever shall be less, with respect to any sum which is not paid when due.

     5.5 Licensed Product shall be shipped F.O.B. SCO's facility to Company's central "Ship To" address specified by Company. Company shall pay the fees stated in this Agreement which are exclusive of shipping, handling and any federal, state, municipal, or other governmental taxes, duties, licenses, fees, excises or tariffs now or hereinafter imposed on the production, storage, transportation, import, export, or use of Licensed Product.

     5.6  Company shall make all payments in United States Dollars.

6.0  Term of Agreement, Obligations upon Termination.

     6.1 This Agreement shall be in effect for a period of twelve (12) months from the date this Agreement is last signed. Any termination of this Agreement shall not affect the licenses to use the Licensed Product, whether acquired directly from SCO or properly installed hereunder prior to the effective date of any termination.

     6.2 Either party may terminate this Agreement at any time with sixty (60) days prior written notice to the other party. However, should either party breach any provision of this Agreement and fail to remedy such breach within thirty (30) days of written notice thereof, the injured party may terminate this Agreement immediately and rescind any purchase orders submitted by Company and accepted by SCO, as well as pursue any other rights and remedies provided by law or equity or this Agreement.

     6.3 Upon termination, Company shall return to SCO or destroy, at SCO's option, all master media and any camera ready documentation.

7.0  Disclaimer of Warranty

     7.1 SCO does not warrant that the function contained in Licensed Product will meet Company's requirements or that its operation will be uninterrupted or error free. SCO warrants that Licensed Product substantially conforms to the specifications and functional descriptions contained in the permit documentation; and that the reproduction of the software on the media material provided by SCO is correct, and that the documentation is correctly pointed to SCO's standard at the time of execution of the Agreement. Provided Company notifies SCO of any non-conformance within ninety (90) days of Company's receipt of the n on-conforming Licensed Product, SCO shall at its sole discretion either 1) repair the non-conforming Licensed Product, 2) replace the non-conforming Licensed Product, or 3) accept return of same and refund or credit any fees paid by Company for the returned non-conforming Licensed Product.

     7.2 Further, SCO warrants the SCO supplied media on which the SCO software component of the Licensed Product resides to be free from defects in material and workmanship under normal use for a period of ninety (90) days from date of delivery, and shall at its sole discretion either 1) repair the defective media, 2) replace the defective media, or 3) accept return of same and refund or credit any fees paid by Company for such returned Licensed Product.

     7.3 EXCEPT AS PROVIDED HEREIN, LICENSED PRODUCT IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.0  Indemnification

     8.1 Company shall indemnify and hold harmless SCO against nay and all claims and expenses, including reasonable attorney's fees, arising out of Company's performance hereunder and due to Company's negligent acts or omissions or due to Company's willful misconduct.

     8.2 SCO shall indemnify and hold Company harmless from and against and defend any claim, suit or proceeding, and pay any sedement amounts or damages awarded by a court of final jurisdiction, arising out of claims filed by third parties in a court of law that a Licensed Product infringes any copyright or other intellectual property right, Company promptly notifies SCO in writing of any such claim, suit or proceeding, and permits SCO to control the settlement or defense thereof. Company has the option to be represented by Counsel at its own expense.

     8.3 If, pursuant to any such claim, a United States court removes or restricts Company's right to use Licensed Product, SCO shall, at its sole option (i) procure for Company the right to continue to use Licensed Product, or (ii) modify Licensed Product, provided the functionality thereof is not substantially affected, so as to make it non-infringing; or (iii) require Company, immediately upon written notice, to discontinue use of Licensed Product; provided that SCO provides a refund of the fees received by SCO for Licensed Product. In addition, SCO shall have the right to exercise any of options (i) to
          (iii) at any time following receipt of notice of a claim of infringement of copyright or other proprietary right.

     8.4 SCO shall have no obligation under this section with respect to any claim of infringement of copyright or other proprietary right based upon any modification of Licensed Product by Company or the contribution, operation or use of Licensed Product with materials not supplied by SCO.

     8.5 The Section 8 sets out SCO's sole liability and Company's exclusive remedy for any infringement or alleged infringement of copyright or other proprietary right by a Licensed Product.

9.0  LIMITATION OF LIABILITY.

         NEITHER SCO NOR ITS SUPPLIERS SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, BREACH OR REPUDIATION OF CONTRACT, TORT, NEGLIGENCE OR OTHERWISE, EVEN IF SCO AND/OR ITS SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS. IN NO EVENT SHALL SCO OR ITS SUPPLIERS BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS OR GOODWILL, OR FOR LOSS OF DATA OR USE OF DATA.

         IN NO EVENT SHALL SCO'S LIABILITY UNDER OR ARISING OUT OF THIS AGREEMENT EXCEED THE SUM OF MONIES RECEIVED BY SCO FROM COMPANY DURING THE THRE (3) MONTH PERIOD IMMEDIATELY PRECEDING THE DISPUTE OR CLAIM GIVING RISE TO SUCH LIABILITY.

10.0 Miscellaneous

     10.1 Neither party shall be liable for any delay or failure in its performance hereunder due to any cause beyond its control, provided, however, that this provision shall not be construed to relieve Company of its obligation to make any payments pursuant to this Agreement.

     10.2 Company shall not reverse engineer or decompile, translate, create derivative work; or modify any of the Licensed Product, except as expressly provided herein. If Company wishes to exercise any rights under Article 6.1b of the EC Directive on the Legal Protection of Computer Software (Directive 91/250), Company shall, in the first instance, write to SCO's Legal Department at the address above.

     10.3 Company may not assign this Agreement or any obligation hereunder, or any of the individual licenses granted it to a third party without the prior written consent of SCO.

     10.4 Company agrees that the Software and related materials, and all copyrights, patent, trade secret and other intellectual and proprietary rights therein, are and remain the valuable property of SCO and its suppliers.

     10.5 All notices and requests in connection with this Agreement may be sent or delivered to the addresses above by hand, by certified mail return receipt requested, by fax, or by courier.

     10.6  Support and maintenance are available under separate agreement.

     10.7 This Agreement and the licenses granted under it shall be governed by and construed in accordance with the law of the State of California and the parties hereby consent to the exclusive jurisdiction of the California Courts.

     10.8 If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Parties will seek in good faith to agree on replacing an invalid, illegal, or unenforceable provision with a valid, legal, and enforceable provision which, in effect, will, from an economic viewpoint, most nearly and fairly approach the effect of the invalid, illegal, or unenforceable provision.

     10.9 This shall be the only Agreement between the Company and SCO with respect to the subject matter herein and shall not be modified unless a written amendment has been signed by one of SCO's and Company's officers.

     10.10 This Agreement is signed by Company on behalf of all the employees and agents entitled by Company to use of Licensed Product. Company undertakes to make all users of Licensed Product aware of their responsibilities under this Agreement. This Agreement supercede all prior agreements between SCO and Company.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the last date properly executed by both parties. All signed copies of this Agreement shall be deemed originals.

THE SANTA CRUZ OPERATION, INC.              FASTNET CORPORATION


By:                                         By: /s/ Stanley F. Bielicki
   _______________________________             ______________________________

Name:                                       Name: Stanley F. Bielicki
     _____________________________               ____________________________

Title:                                      Title: Secretary/Treasurer
      ____________________________                ___________________________

Date:                                       Date:     12/30/99
     _____________________________               ____________________________